SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                   ----------

                                    FORM 8-K

                                   ----------



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (date of earliest event reported) February 10, 1997


                               KRANTOR CORPORATION



Delaware                         0-19409                 22-2993066
--------                         -------                 ----------
(State or other                 (Commission              (I.R.S. Employer
jurisdiction of                  File Number             identification no.)
incorporation or
organization)



               120 East Industry Court, Deer Park, New York 11729
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number including area code:  (516) 586-7500




                               Page 1 of 40 Pages
                             Exhibit Index on Page 5

ITEM 5.  OTHER EVENTS

Registrant, Empire Kosher Poultry, Inc., and Affiliated Island Grocers, Inc. have reached a settlement of all claims pending between theses parties in the United States District Court for the Middle District or Pennsylvania at Docket No. 1:CV- 96-1451 and in the Superior Court of New Jersey (Essex County - Law Division) at Docket No. ESX-L-9320-96.

ITEM 7.  FINANCIAL STATEMENTS PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

No financial statements are being provided herewith. The following exhibits are included herewith:

10. Subscription Agreement and Form of Debenture between Registrant and Subscriber dated March 20, 1997.


ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

On March 20, 1997 the Registrant accepted a subscription from and agreed to issue to CYGNI S.A. ("Subscriber"), a foreign corporation domiciled in
Switzerland two 3 7/8% $75,000 convertible Debentures (the "Debentures") pursuant to exemption from registration afforded by Regulation S as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended. The consideration ("Consideration") given by the Subscriber for the issuance to it of the Debenture was $150,000, $75,000 of which has been paid to the Registrant with the remaining $75,000 payable within 45 days thereafter. Conversion Price on the Debentures is the lower of .75 times market prices on the date of the Debenture or .70 times the average of market prices on the five trading days preceding conversion (see Subscription Agreement and Debenture included herewith as exhibits). The Debentures are expected to be forwarded to the Subscriber off shore upon delivery of the Consideration, with conversion, if any, not to take place until the requisite holding periods provided under Regulation S are met, and the issuance of the Debentures and conversion are conditioned and provided upon the representations made by the Subscriber in the Subscription Agreement to this and other effects. There was no underwriter involved in the described transaction.



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




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on his behalf by the undersigned hereunto duly authorized.



                                             KRANTOR CORPORATION



                                             By:   /s/ Mitchell Gerstein
                                             ---   ---------------------
                                                Mitchell Gerstein, Vice Pres.



Dated:  April 1, 1997


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



                                                  Registration No. 0-19409







                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                              --------------------
                                    FORM 8-K
                              --------------------

                               KRANTOR CORPORATION
                 (Exact name of Company as specified in charter)





                                    EXHIBITS

                                  EXHIBIT INDEX



No.               Exhibit                                            Page
---               -------                                            ----

10.               Subscription Agreement and Form of                  6
                  Debenture between Registrant and
                  Subscriber dated March 20, 1997.


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